UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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The Navigators Group, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate> May 10, 2018 . Meeting Information THE NAVIGATORS GROUP, INC. Meeting Type: Annual <mtgtype> Meeting For holders as of: March <recdate> 12, 2018 Date: May 10, 2018 Time: 10:00 <mtgtime> AM EDT Location: Office of the Company 400 Atlantic Street, 8th Floor Stamford, CT 06901 You are receiving this communication because you hold THE NAVIGATORS GROUP, INC. shares in the above named company. ATTN: EMILY MINER 400 ATLANTIC STREET, 8th FLOOR STAMFORD, CT 06901 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a 17 . paper copy (see reverse side). . 1 . 0 We encourage you to access and review all of the important R1                information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000368236 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report    2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrowï§ (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§ (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.1.17 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession                of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 0000368236 marked by the arrow    ï§ available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors    Nominees 01 Saul L. Basch 02 Terence N. Deeks 03 Stanley A. Galanski 04 Meryl D. Hartzband 05 Geoffrey E. Johnson 06 Robert V. Mendelsohn 07 David M. Platter 08 Patricia H. Roberts 09 Janice C. Tomlinson 10 Marc M. Tract The Board of Directors recommends you vote FOR the following proposals: 2. An advisory resolution on executive compensation. 3. Approve The Navigators Group, Inc. Amended and Restated Employee Stock Purchase Plan. 4. Ratification of KPMG LLP as the independent auditors of the Company to examine and report on the December 31,    2018 financial statements. NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment thereof. . 17 . 1 . 0    R1 _ 3 0000368236

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